UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 27, 2006

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 N. Federal Highway, Suite 111-A, Boca Raton Florida 33432

(Address of principal executive offices) (Zip Code)

561-826-0464

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Amendment No. 1 to Current Report on Form 8-K/A (the “Form 8-K/A”) of Sun American Bancorp (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control. Forward-looking statements may include, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions and are intended to be made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “forecast,” “expect,” “intends,” “plans” and similar expressions. The Company’s ability to predict projected results or the effect of events on the Company’s operating results is inherently uncertain. Forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those discussed in this document. We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could affect the Company’s assumptions and predictions include, but are not limited to, the risk that (i) loan losses would have a material adverse effect on the Company’s financial condition and operating results; (ii) a decline in the value of the collateral securing the Company’s loans could result in an increase in losses on foreclosure; (iii) the Company’s growth strategy may not be successful; (iv) the geographical concentration of the Company’s business in Florida makes it highly susceptible to local economic and business conditions; (v) changes in interest rates may adversely affect the Company’s financial condition; and (vi) competition from other financial institutions could adversely affect the Company’s profitability and growth. As a result, potential investors are cautioned not to place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update or revise any forward-looking statements.

Unless otherwise indicated, we refer to the Company as we, us, or our, and we refer to the Company’s subsidiary, Sun American Bank, as the bank in this Form 8-K/A.

Item 2.01

Completion of Acquisition or Disposition of Assets

On January 5, 2007, we filed with the SEC a Current Report on Form 8-K containing Items 1.01, 2.01, 8.01 and 9.01 disclosure regarding the closing of the acquisition by the bank of substantially all of the assets, and assumption of substantially all of the liabilities, of Beach Bank, a Florida commercial banking association (the “Acquisition Transaction”). This Form 8-K/A is being filed to include the financial statements and accompanying notes of the business acquired and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K. This pro forma information included in Exhibit 99.2 also reflects the bank’s proposed merger with Independent Community Bank as such transaction represents the acquisition of a significant subsidiary as described in Rule 3-05(b)(4)(1).

The acquisition agreement related to the Acquisition Transaction (the “Agreement”) provided that the total dollar value of the shares of Sun American Bancorp common stock to be issued and delivered by Sun American Bancorp, as consideration for the purchase of the assets and the assumption of the obligations was determined by multiplying 2.35 times the book value of Beach Bank calculated based upon the final audited closing balance sheet, subject to adjustment as expressly provided in the Agreement, and further determined in accordance with the procedures of the Agreement; provided, however, that with respect to the exercised stock or the excess capital, the total dollar value of the shares of Sun American Bancorp common stock issuable in exchange therefore shall be determined by multiplying 1.0 times the book value of such exercised stock or excess capital calculated based upon the closing balance sheet. For purposes of determining the acquisition transaction consideration, the value per share of Sun American Bancorp common stock to be issued and delivered in the acquisition transaction is $5.00 per share.

Based upon the estimated book value of Beach Bank at November 30, 2006 without giving effect to any post-closing adjustments under the Agreement, Sun American Bancorp issued approximately 3,704,192 shares of its common stock. Of this amount, 25% of such shares were delivered to Beach Bank, along with cash payable with respect to fractional shares, and transferred to a liquidating trust for the benefit of Beach Bank shareholders. The remaining 75% of such shares are held by the escrow agent to be distributed in accordance with the terms of the Agreement and the escrow agreement.

The exact number of shares of Sun American Bancorp common stock issued in the Acquisition Transaction will be determined based upon the book value of Beach Bank as set forth in the final audited closing balance sheet, subject to adjustment as described in the Agreement. Such final balance sheet of Beach Bank was submitted to Sun American Bancorp on February 27, 2007 and was subject to review by Sun American Bancorp. Sun American Bancorp requested certain adjustments to the final balance sheet of Beach Bank which adjustments are described in a Notes m and a to the Unaudited Pro Forma Condensed Consolidated Financial Information included in Exhibit 99.2 hereto. The adjustments to the final balance sheet requested by Sun American Bancorp require the consent of the shareholder representative of Beach Bank, Michael Kosnitzky, which was not provided. Since a dispute exists with respect to such final balance sheet between Sun American Bancorp and the Beach Bank shareholder representative, the resolution will be determined pursuant to a dispute resolution mechanism set forth in the Agreement. If the adjustments to the acquisition transaction consideration based on the changes requested by Sun American Bancorp are accepted as a result of the arbitration proceeding, such adjustments to the final closing balance sheet will result in a reduction in the shares held in the escrow account. There can be no assurance as to whether or in what amount adjustments will be made to the final closing balance sheet.

For additional information on the closing balance sheet procedures, see “Procedures for Determining Closing Balance Sheet” in the acquisition agreement, beginning on page A-12, which provides the detailed procedures required to be followed by Sun American Bancorp and Beach Bank included in Sun American Bancorp’s Current Report on Form 8-K filed on May 23, 2006.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The financial statements and accompanying notes of the business acquired for the years ended December 31, 2005 and 2004 and the nine months ended September 30, 2006 are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)

Pro forma financial information.

The following pro forma financial information is filed as Exhibit 99.2 to this Form 8-K/A and is incorporated herein by reference:

(i) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 (unaudited) and related notes giving effect to the Acquisition Transaction as if it had been consummated as of January 1, 2005.

(ii) Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2006 and the year ended December 31, 2005 (unaudited) and related notes giving effect to the Acquisition Transaction as if it had been consummated as of January 1, 2005.

(c)

Shell company transactions.

None.

(d)

Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Financial Statements and Accompanying Notes.
99.2	Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2007

SUN AMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial Statements and Accompanying Notes.
99.2	Pro Forma Financial Information.